Exhibit 99.1

Tom Klein to Join Playa Hotels & Resorts Board of Directors

Experienced industry executive to join board of leading all-inclusive resorts operator

Appointment to build on Playa’s momentum following recent transaction with Pace Holdings Corp

FAIRFAX, Va., and FORT WORTH, Texas – December 20, 2016 – Playa Hotels & Resorts B.V. (“Playa”), a leading owner, operator, and developer of premium all-inclusive resorts, and Pace Holdings Corp. (“Pace”) (NASDAQ: PACE), a special-purpose acquisition company sponsored by an affiliate of TPG, announced today that Tom Klein will join Playa’s Board of Directors (the “Playa Board”) upon completion of the recently announced transaction between Playa and Pace. Klein is an industry veteran with more than 20 years of experience in the travel and leisure sector. Most recently, Klein served as President, CEO, and member of the Board of Directors of Sabre Corporation (“Sabre”), a leading technology provider to the global travel and tourism industry. His addition to the Playa Board is expected to represent the first step toward accelerating Playa’s growth strategy and furthering its leading position in an emerging, high-growth sector.

“Throughout my time on Sabre’s board, I have watched Tom lead the company in entering the public markets and enhancing product development, including significant advances on the hospitality side,” said Karl Peterson, TPG Partner and President and CEO of Pace. “This skill set, paired with his deep knowledge of these markets and strong industry relationships, creates the perfect value-add partner for Playa.”

“Karl and I are thrilled to have someone of Tom’s caliber join the Playa Board,” said Bruce Wardinski, Chairman and CEO of Playa. “His joining builds on the recent momentum we’ve gained through our business combination with Pace. We look forward to his support and insights as Playa enters its next era of growth as a public entity.”

On December 13, 2016, Playa and Pace entered into a definitive agreement with respect to a business combination involving the two companies. At the completion of the transaction, the combined company will retain the Playa name and will be a publicly listed company. The transaction is expected to serve as a catalyst for future growth by providing Playa with additional capital and access to the public markets to strengthen its balance sheet, pursue acquisitions, and enhance distribution. Klein will join the Playa Board upon completion of the transaction, which is expected to close in the first quarter of 2017.

“I am excited by the opportunity to not only join the board of an industry leading company such as Playa, but to be a part of a team that has an excellent track record of identifying and creating value,” said Klein. “Bruce and his team have built a terrific platform that is well positioned for significant growth. I look forward to working with the rest of the Playa Board as Playa looks to further its leading position and execute on compelling growth opportunities.”

Before serving as CEO and President, Klein held a variety of executive roles at Sabre, including group President of both Sabre Travel Network and Sabre Airline Solutions as well as company President in 2010. Early on in his career at the company, Klein led Sabre’s joint venture in Mexico. Klein earned his BS in business administration from the Villanova School of Business and currently serves on the University’s Board of Trustees. He serves on the Board of Directors of Cedar Fair LP (NYSE: FUN) and the executive committee of World Travel and Tourism Council. Klein was appointed by US Secretary of Commerce Penny Pritzker to both the President’s Advisory Council for Doing Business in Africa and the board of Brand USA where he currently serves as Chairman.

Additional Information and Where to Find It

Pace has caused Porto Holdco B.V. (“Holdco”) to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (the “Registration Statement”), which includes a preliminary prospectus with respect to Holdco’s securities to be issued in connection with the proposed business combination between Pace and Playa (the “Business Combination”) and a preliminary proxy statement of Pace in connection with the Business Combination. Pace plans to mail to its shareholders the definitive proxy statement/prospectus with respect to Holdco’s securities to be issued in connection with the Business Combination. SECURITY HOLDERS ARE URGED AND ADVISED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT PACE, PLAYA, HOLDCO, THE BUSINESS COMBINATION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Registration Statement, and the definitive proxy statement/prospectus (when they become available) and other relevant materials and any other documents filed by Pace, Holdco or Playa with the SEC free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders will be able to obtain free copies of the Registration Statement by directing a request to: Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, email: Pace@tpg.com, Attn: Mr. Clive D. Bode.

Participants in the Solicitation

Pace, Playa, Holdco and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Pace’s shareholders in connection with the Business Combination. Information about Pace’s directors and executive officers is set forth in Pace’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on January 26, 2016. These documents are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, email: Pace@tpg.com, Attn: Mr. Clive D. Bode. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination is included in the Registration Statement and will be contained in the definitive proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

This press release includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include projected financial information. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Pace, Playa or the combined company after completion of any Business Combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the inability to complete the transactions contemplated by the Business Combination; (2) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (3) the ability to meet NASDAQ’s listing standards following the consummation of the transactions contemplated by the Business Combination; (4) costs related to the Business Combination; (5) changes in applicable laws or regulations; (6) the possibility that Playa or Pace may be adversely affected by other economic, business, and/or competitive factors; and (7) other risks and uncertainties indicated from time to time in the definitive proxy statement/prospectus of Pace, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by Pace. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Pace and Playa undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and applicable regulations in the Netherlands and Cayman Islands.

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About Playa Hotels & Resorts

Playa Hotels & Resorts B.V. is a leading owner, operator and developer of all-inclusive resorts in prime beachfront locations in popular vacation destinations in Mexico and the Caribbean. Playa owns a portfolio consisting of 13 resorts (6,142 rooms) located in Mexico, the Dominican Republic, and Jamaica. Playa owns and manages Hyatt Zilara and Hyatt Ziva Cancun, Hyatt Ziva and Hyatt Zilara Rose Hall Jamaica, Hyatt Ziva Puerto Vallarta, and Hyatt Ziva Los Cabos. The company also owns and operates three resorts under Playa’s brands, THE Royal and Gran, as well as five resorts in Mexico and the Dominican Republic that are managed by a third party.

About Pace Holdings

Pace was formed with the purpose of acquiring a company that would be better suited to generate strong returns in the public markets while benefiting from the broader operational knowledge, resources and private equity heritage of TPG. This transaction builds on TPG’s efforts to grow its private equity offering by servicing different return profiles and product types.

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Media Contacts:

Pace Holdings Corp.

Luke Barrett

(212) 601-4752

media@tpg.com

Playa Hotels & Resorts

Karen Callahan

(954) 801-7116

KCallahan@PlayaResorts.com

Investor Contacts:

Pace Holdings

(212) 405-8458

Pace@tpg.com

Playa Hotels & Resorts

Ryan Hymel

(571) 529- 6113

ir@playaresorts.com

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